TO SHAREHOLDERS

This six-month period ending July 31, 1995 was one of exceptional strength for the stock market and a good period for the bond market as well. We are pleased to report that during these six months, EV Marathon Investors Fund had a total return of 16.7 percent. That return includes an increase in net asset value to $11.01 per share from $9.54 per share at the beginning of the year and assumes the reinvestment of income dividends of $0.11 per share during the year.

By comparison, the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, unmanaged indices of common stocks and bonds, respectively, had total returns of 21.0 percent and 9.3 percent for the same period. If held to maturity, government and corporate bonds both offer a fixed rate of return and principal value, whereas the principal value and return of an investment in the Fund, like an investment in common stocks, will fluctuate with changes in market conditions.

The strength of the stock market over the past six months reflects a number of fundamentally positive developments. Prominent among these are strong corporate earnings, declining interest rates and demand for shares from corporations through mergers and acquisitions and share repurchase programs.

Corporations across a wide range of industries have reported excellent earnings progress, even in a period of relatively weak economic growth and limited pricing power. In many cases, this is a result of the investments in productivity and cost reduction that have been made over the past several years. U.S. companies that compete internationally also have benefited from a weakening of the U.S. dollar.

                           EV MARATHON INVESTORS FUND
                   The Portfolio's 10 largest stock holdings*
Astra AB......................Drugs and medical
Chase Manhattan...............Banking
Reuters Holdings PLC..........Business products
                              and services
Rayonier......................Paper, forest products
Exxon Corp....................Oil & oil services
Frontier Corp. ...............Telephone utilities
Triton Energy Corp............Oil & oil services
General Re Corp. .............Insurance
Intel Corp....................Semiconductors
Ameritech Corp................Telephone utilities

* Holdings by market value as of 7/31/95

Looking forward, the outlook for both stocks and bonds is fundamentally attractive, supported by low inflation, moderate economic growth and strong corporate profits. The stock market is perhaps more vulnerable than normal to a correction following the strong recent performance that has taken valuations on a dividend basis to high levels.

We believe the Fund's risk-averse style and diversification between stocks and bonds may produce desirable long-term results with less variation in year-to-year performance than experienced by most equity-only investments.

                       Sincerely,

                   /S/ M.Dozier Gardner

[PHOTO OF              M.Dozier Gardner
M. DOZIER GARDNER]     President
                       September 4, 1995

MANAGEMENT REPORT

An interview with Thomas E. Faust Jr., Vice President and Manager of Investors Portfolio.

Q. TOM, AS AN INVESTMENT MANAGER, HOW WOULD YOU CHARACTERIZE THIS STRONG STOCK MARKET?

A. It's been a period of strong performance for a wide range of stocks. Large capitalization stocks have led the market surge, but participation in the rally has been widespread.

Q. WHAT FACTORS ARE RESPONSIBLE FOR THE STRENGTH OF THE MARKET?

A. There are many. Certainly the market's behavior was a positive response to the improving interest rate environment and the prospects for continuing economic growth with limited inflation. In addition, many major corporations have seen sharply escalating profits, reflecting not only a favorable economy but also the substantial cost reduction and productivity initiatives they have undertaken in recent years.

Q. WHAT HAVE BEEN THE STRONGEST SECTORS OF THE MARKET?

A. Those that have been particularly strong over the past several months include technology, financial services and basic industries.

Q. WHAT'S THE FUND'S TOP HOLDING IN THE TECHNOLOGY SECTOR?

A. The largest holding is Intel, the dominant producer of          [PHOTO OF
   microprocessors for use in personal computers. With robust      THOMAS E.
   demand for personal computers and excellent acceptance of the   FAUST, JR.]
   new Pentium microprocessor, Intel has been a standout performer both as a company and as a stock. Over the six-month period, Intel stock increased in price by 87 percent, making it one of the best performing large capitalization stocks in the U.S. market.

Q. HOW ABOUT THE PORTFOLIO'S FINANCIAL SERVICES HOLDINGS?

A. In this sector, the Portfolio has been well represented by its holdings of two New York money center banks, Chase Manhattan and Chemical Bank, which increased in price by 62 and 33 percent, respectively. Both of these companies are benefiting from an improved banking environment and internal cost reduction programs. MGIC Investment, a mortgage insurer, was another strong performer for the Portfolio in the area of financial services. Its stock was up 40 percent for the period.

Q. WHAT ARE THE PORTFOLIO'S LARGEST HOLDINGS IN THE BASIC INDUSTRIES SECTOR?

A. Among basic industries stocks, the Portfolio's largest positions include newly-acquired Rayonier. This is a forest products company whose stock has increased in price 12 percent since the Portfolio acquired it in May. The Portfolio's holdings in J&L Specialty Steel, a major producer of stainless and specialty steels, had a stock price increase of 13 percent over the period.

Q. HAVE ANY OF THE PORTFOLIO'S HOLDINGS BEEN INVOLVED IN THE MANY BIG MERGERS THAT HAVE BEEN IN THE NEWS RECENTLY?

A. Yes. Three of the Portfolio's stock holdings, National Gypsum, Scott Paper and Capital Cities/ABC, were the subject of acquisition offers during the period. Other holdings of the Portfolio have also been the subject of speculation about possible acquisitions.

Pie chart entitled: "Investors Portfolio" and subtitled "Investment Allocation* as of 7/31/95."

This is a three-dimensional pie chart divided into seven pieces, representing the investment allocation of the portfolio. The seven pieces are labeled along with the percentage of the total Portfolio that each represents. The pieces are as follows:

    -- Common Stock 62.5%
    -- Corporate Bonds 16.3%
    -- Government, Agency 14.5%
    -- Liquid Assets 3.8%
    -- Preferred Stock 1.2%
    -- Convertible Preferred Stock 1.3%
    -- Convertible Bonds 0.4%

The chart contains a footnote relating to the asterisk in the subtitle after the word "allocation." The footnote reads: "By market value."

Q. WHAT DO YOU SEE AS THE OUTLOOK FOR STOCKS AND BONDS?

A. Looking forward, the outlook for both stocks and bonds is fundamentally attractive. This point of view is supported by low inflation, moderate economic growth and strong corporate profits. But the stock market may be a bit more vulnerable than usual to a correction after the recent runup.

Q. GIVEN CURRENT ECONOMIC AND MARKET CONDITIONS, HOW IS THE PORTFOLIO POSITIONED IN ITS STOCK HOLDINGS?

A. Consistent with the conservative style of the Fund, the Portfolio currently is underweighted, when compared with the S&P 500, in technology and other sectors of the market that have been very strong performers and are most at risk in a declining market.

   While past trends cannot guarantee future performance, our balanced approach to investing seeks to provide a way for the conservative investor to achieve desirable long-term investment results with less year-to-year variation in results than most equity-investments.

                          EV MARATHON INVESTORS FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          July 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:

  Investment in Investors Portfolio, (Portfolio) at value
    (Note 1A)                                                    $22,742,292
  Receivable for Fund shares sold                                    189,445
  Deferred organization expenses (Note 1D)                            29,375
                                                                 -----------
      Total assets                                               $22,961,112
LIABILITIES:
  Payable for Fund shares redeemed                     $59,837
  Payable to affiliates --
    Trustee fees                                            63
    Custodian fee                                           83
  Accrued expenses                                      27,865
                                                      --------
      Total liabilities                                               87,848
                                                                 -----------
NET ASSETS for 2,076,739 shares of beneficial
  interest outstanding                                           $22,873,264
                                                                 ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $20,632,653
  Accumulated net realized gain on investment
    transactions (computed on the basis of
    identified cost)                                                 479,078
  Undistributed net investment income                                 85,287
  Unrealized appreciation of investments
    (computed on the basis of identified cost)                     1,676,246
                                                                 -----------
      Total net assets                                           $22,873,264
                                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($22,873,264 / 2,076,739 shares of beneficial
  interest outstanding)                                            $11.01
                                                                   ======

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
              For the Six Months Ended July 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                         $  241,330
  Dividend income allocated from Portfolio (net of
    withholding tax expense of $3,377)                                157,359
  Expenses allocated from Portfolio                                   (63,505)
                                                                   ----------
      Total investment income                                      $  335,184
  Expenses -
    Compensation of Trustees not members of the
      Investment Adviser's organization                $      103
    Custodian fees                                          1,333
    Distribution fees (Note 4)                             67,032
    Printing and postage                                   22,359
    Legal and accounting services                           9,752
    Transfer agent fees                                     7,492
    Amortization of organization expenses (Note 1D)         3,982
    Registration fees                                       2,606
    Miscellaneous                                          17,981
                                                       ----------
      Total expenses                                                  132,640
                                                                   ----------
        Net investment income                                      $  202,544
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio investment
    transactions (identified cost basis)               $  528,253
  Change in unrealized appreciation of investments      1,922,179
                                                       ----------
    Net realized and unrealized gain on investments                 2,450,432
                                                                   ----------
        Net increase in net assets resulting from
          operations                                               $2,652,976
                                                                   ==========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED           YEAR ENDED
                                               JULY 31, 1995      JANUARY 31,
                                                (UNAUDITED)           1995
                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                         $   202,544       $   212,550
    Net realized gain (loss) on investments           528,253           (66,913)
    Change in unrealized appreciation
      (depreciation) of investments                 1,922,179          (312,931)
                                                  -----------       -----------
      Net increase (decrease) in net
        assets from operations                    $ 2,652,976       $  (167,294)
                                                  -----------       -----------
  Distributions to shareholders -
    From net investment income                    $  (174,053)      $  (204,818)
    From net realized gain on investment
      transactions                                        --               (649)
                                                  -----------       -----------
      Total distributions to shareholders         $  (174,053)      $  (205,467)
                                                  -----------       -----------
  Net increase in net assets from Fund
    share transactions (Note 2)                   $ 5,886,371       $12,394,066
                                                  -----------       -----------
      Net increase in net assets                  $ 8,365,294       $12,021,305
NET ASSETS:
  At beginning of period                           14,507,970         2,486,665
                                                  -----------       -----------
  At end of period                                $22,873,264       $14,507,970
                                                  ===========       ===========

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                        SIX MONTHS
                                           ENDED        YEAR ENDED JANUARY 31,
                                       JULY 31, 1995    ---------------------
                                        (UNAUDITED)      1995        1994*
                                        -----------     -------     -------
NET ASSET VALUE -- Beginning of period   $  9.540       $10.390     $10.000
                                         --------       -------     -------
  Income (loss) from investment
    operations:
    Net investment income                $  0.114       $ 0.286     $ 0.025
    Net realized and unrealized gain
      (loss) on investments                 1.466        (0.861)      0.365
                                         --------       -------     -------
      Total income (loss) from
        investment operations            $  1.580       $(0.575)    $ 0.390
                                         --------       -------     -------
  Less distributions:
    From net investment income           $ (0.110)      $(0.274)    $  --
    From realized gain on investments        --          (0.001)       --
                                         --------       -------     -------
      Total distributions                $ (0.110)      $(0.275)    $  --
                                         --------       -------     -------
NET ASSET VALUE -- End of period         $ 11.010       $ 9.540     $10.390
                                         ========       =======     =======
TOTAL RETURN**                             16.69%        (5.44%)      3.90%
RATIOS/SUPPLEMENTAL DATA
  (to average daily net assets):***
  Expenses (1)                              2.24%+        2.41%       1.04%+
  Net investment income                     2.31%+        2.47%       2.49%+
NET ASSETS, AT END OF PERIOD (000'S
  OMITTED)                               $ 22,873       $14,508     $ 2,487

*** The expenses related to the operation of the Fund for the year ended January
    31, 1994 reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

            Ratios (to average daily net assets)
              Expenses(1)                                             2.29%+
              Net investment income                                   1.24%+

(1) Includes the Fund's share of Investors Portfolio's allocated expenses.

  * For the period from the start of business, November 2, 1993, to January 31, 1994.

 ** Total return is calulated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

  + Computed on an annualized basis.

Note: Certain of the per share amounts have been computed using average shares outstanding.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Investors Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). Prior to a reorganization of the Fund effective July 31, 1995, the Fund was a series of Eaton Vance Investors Trust. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (9.1% at July 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $28,390, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on January 31, 2003.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

G. INTERIM FINANCIAL INFORMATION -- The interim financial information relating to July 31, 1995 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments necessary for the fair presentation of the financial statements.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                SIX MONTHS ENDED
                                  JULY 31, 1995       YEAR ENDED JANUARY 31,
                                   (UNAUDITED)                  1995
                             -----------------------  -----------------------
                               SHARES      AMOUNT       SHARES       AMOUNT
                             ---------   ----------   ---------   -----------
Sales                          766,899   $8,071,711   1,591,466   $15,386,579
Issued to shareholders
 electing to receive
 payment of distributions
 in Fund shares                 15,458      154,119      18,936       180,856
Redemptions                   (225,897)  (2,339,459)   (329,514)   (3,173,369)
                             ---------   ----------   ---------   -----------
  Net increase                 556,460   $5,886,371   1,280,888   $12,394,066
                               =======   ==========   =========   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $7,940,946 and $2,444,284 respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $65,554 to EVD for the six months ended July 31, 1995, representing 0.75% (annualized) of average daily net assets. At July 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $790,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Provision for service fee payments for the six months ended July 31, 1995 amounted to $1,478. Such payments were made for personal services and/or maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $68,926 of CDSC paid by shareholders for the six months ended July 31, 1995.

                            INVESTORS PORTFOLIO
                         PORTFOLIO OF INVESTMENTS
                               JULY 31, 1995
                                (UNAUDITED)
--------------------------------------------------------------------------
                           COMMON STOCKS - 61.1%
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES           VALUE
--------------------------------------------------------------------------
AUTOMOTIVE - 1.4%
Ford Motor Co.                                   120,000      $  3,465,000
                                                              ------------

BANKS - 3.4%
Chase Manhattan Corp.                            100,000      $  5,362,500
Chemical Banking Corp.                            61,200         3,159,450
                                                              ------------
                                                              $  8,521,950
                                                              ------------
BROADCASTING & CABLE - 1.2%
Capital Cities/ABC Inc.                           25,000      $  2,918,750
                                                              ------------

BUILDING MATERIALS - 0.4%
National Gypsum Co.*                              20,000      $  1,066,250
                                                              ------------

BUSINESS PRODUCTS & SERVICES - 2.0%
Reuters Holdings, PLC ADR                        100,000      $  5,037,500
                                                              ------------

CAPITAL GOODS - 1.0%
LaFarge Corp.                                    120,500      $  2,394,937
                                                              ------------

CHEMICALS - 3.6%
Loctite Corp.                                     28,300      $  1,333,638
Monsanto Corp.                                    40,000         3,725,000
Nalco Chemical Co.                                30,000         1,068,750
Praxair Inc.                                     100,000         2,800,000
                                                              ------------
                                                              $  8,927,388
                                                              ------------
COMPUTER SOFTWARE - 1.1%
Novell Inc.*                                     150,000      $  2,718,750
                                                              ------------

DRUGS & MEDICAL - 3.1%
Astra AB A Free Shares                           230,000      $  7,800,473
                                                              ------------

ELECTRIC UTILITIES - 2.4%
New England Electric System                       90,000      $  3,026,250
The Southern Co.                                 140,000         3,080,000
                                                              ------------
                                                              $  6,106,250
                                                              ------------
FINANCIAL - 4.1%
Federal National Mortgage Association             40,000      $  3,745,000
MBNA Corp.                                       100,000         3,587,500
MGIC Investment Corp.                             60,000         3,045,000
                                                              ------------
                                                              $ 10,377,500
                                                              ------------


                The accompanying notes are an integral part
                       of the financial statements

--------------------------------------------------------------------------
                         COMMON STOCKS (Continued)
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES           VALUE
--------------------------------------------------------------------------
FOOD & BEVERAGES - 3.2%
Coca-Cola Co.                                     40,000      $  2,635,000
Nestle SA*                                         1,620         1,652,946
PepsiCo Inc.                                      80,000         3,750,000
                                                              ------------
                                                              $  8,037,946
                                                              ------------
HEALTH CARE - 1.3%
Sofamor Danek Group, Inc.*                       160,000      $  3,320,000
                                                              ------------

INSURANCE - 1.6%
General Re Corp.                                  30,000      $  3,978,750
                                                              ------------

MACHINERY - 1.1%
Caterpillar Inc.                                  40,000      $  2,815,000
                                                              ------------

METALS & MINING - 1.5%
J & L Specialty Steel, Inc.                      175,000      $  3,871,875
                                                              ------------

NATURAL GAS - 1.1%
National Fuel Gas Co.                            100,000      $  2,800,000
                                                              ------------

OIL & OIL SERVICES - 6.9%
Anadarko Petroleum Corp.                          90,000      $  3,825,000
Exxon Corp.                                       58,640         4,251,400
Mobil Corp.                                       20,000         1,955,000
Phillips Petroleum Co.                            90,000         3,183,750
Triton Energy Corp.                               80,000         3,990,000
                                                              ------------
                                                              $ 17,205,150
                                                              ------------
PAPER & FOREST PRODUCTS - 4.0%
Plum Creek Timber Co., L.P.                       90,000      $  2,216,250
Rayonier Inc.                                    120,000         4,665,000
Scott Paper Co.                                   40,000         1,835,000
Williamette Industries, Inc.                      20,700         1,265,288
                                                              ------------
                                                              $  9,981,538
                                                              ------------
PRINTING & PUBLISHING - 2.2%
Harcourt General, Inc.                            55,000      $  2,475,000
McGraw-Hill, Inc.                                 40,000         3,075,000
                                                              ------------
                                                              $  5,550,000
                                                              ------------
REAL ESTATE - 4.4%
Chateau Properties, Inc.                          75,000      $  1,603,125
Colonial Properties Trust                         80,000         1,940,000
Equity Residential Properties Trust              101,400         2,991,300


                The accompanying notes are an integral part
                       of the financial statements

--------------------------------------------------------------------------
                         COMMON STOCKS (Continued)
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES           VALUE
--------------------------------------------------------------------------
REAL ESTATE (Continued)
ROC Communities, Inc.                            116,250         2,441,250
Security Capital Industrial Trust                 37,000           592,000
Shurgard Storage Centers, Inc.                    61,000         1,441,125
                                                              ------------
                                                              $ 11,008,800
                                                              ------------
RETAILING - 1.4%
Home Depot, Inc.                                  80,000      $  3,510,000
                                                              ------------

SAVINGS & LOAN - 1.2%
Great Western Financial Corp.                    140,000      $  2,992,500
                                                              ------------

SEMICONDUCTORS - 3.5%
Advanced Micro Devices, Inc.                      70,000      $  2,283,750
MEMC Electronic Materials, Inc.                   89,000         2,681,125
Intel Corp.                                       60,000         3,900,000
                                                              ------------
                                                              $  8,864,875
                                                              ------------
TELEPHONE UTILITIES - 3.2%
Ameritech Corp.                                   80,448      $  3,891,672
Frontier Corp.                                   150,000         4,031,250
                                                              ------------
                                                              $  7,922,922
                                                              ------------
TRANSPORTATION - 0.5%
Ryder Systems, Inc.                               51,500      $  1,281,062
                                                              ------------

MISCELLANEOUS - 0.3%
Corning Inc.                                      25,400      $    812,800
                                                              ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $106,322,670)                         $153,287,966
                                                              ------------
--------------------------------------------------------------------------
                    CONVERTIBLE PREFERRED STOCK - 1.3%
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES           VALUE
--------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 5s               125,000      $  3,203,125
                                                              ------------
    TOTAL CONVERTIBLE PREFERRED STOCK
      (IDENTIFIED COST, $2,872,500)                           $  3,203,125
                                                              ------------


                The accompanying notes are an integral part
                       of the financial statements

--------------------------------------------------------------------------
                          PREFERRED STOCK - 1.2%
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES           VALUE
--------------------------------------------------------------------------
Bank of Boston Ser. C Adj. Rt.                    37,600      $  2,970,400
                                                              ------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $1,815,525)                           $  2,970,400
                                                              ------------
--------------------------------------------------------------------------
                          CONVERTIBLE BOND - 0.4%
--------------------------------------------------------------------------
                                             FACE AMOUNT
NAME OF COMPANY                             (000 OMITTED)         VALUE
--------------------------------------------------------------------------
Browning Ferris Inds., cv., 6.25s, 8/15/12       $ 1,000      $  1,020,000
                                                              ------------
    TOTAL CONVERTIBLE BOND
      (IDENTIFIED COST, $897,000)                             $  1,020,000
                                                              ------------
--------------------------------------------------------------------------
                 U.S. TREASURY/AGENCY OBLIGATIONS - 14.2%
--------------------------------------------------------------------------
                                             FACE AMOUNT
NAME OF COMPANY                             (000 OMITTED)         VALUE
--------------------------------------------------------------------------
Federal Home Loan Morgage Corp.,
  8.10s, 12/15/04                                $   963      $    976,128
Federal Home Loan Morgage Corp.,
  9s, 11/15/19                                       767           791,032
Federal Home Loan Mortgage Corp.,
  7.95s, 5/15/20                                   3,817         3,878,744
Federal Home Loan Mortgage Corp.,
  10s, 5/15/20                                     2,325         2,577,100
Federal National Mortgage Association,
  7.50s, 5/25/19                                   3,376         3,402,044
Federal National Mortgage Association,
  8.50s, 7/25/19                                   3,883         3,951,273
Federal National Mortgage Association,
  9s, 3/25/20                                      2,000         2,131,860
Student Loan Marketing Association,
  7.875s, 9/12/95                                  1,000         1,002,210
U.S. Treasury Notes, 7.875s, 2/15/96              10,500        10,624,688
U.S. Treasury Notes, 7.625s, 4/30/96               3,000         3,041,475
U.S. Treasury Notes, 8.125s, 2/15/98               3,000         3,148,110
                                                              ------------
    TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (IDENTIFIED COST, $34,510,177)                          $ 35,524,664
                                                              ------------


                The accompanying notes are an integral part
                       of the financial statements

--------------------------------------------------------------------------
                          CORPORATE BONDS - 15.9%
--------------------------------------------------------------------------
                                             FACE AMOUNT
NAME OF COMPANY                             (000 OMITTED)         VALUE
--------------------------------------------------------------------------
American General Finance Corp.,
  8.125s, 8/15/09                                $ 2,460      $  2,624,992
Bell Telephone Co. PA, 8.35s, 12/15/30             3,000         3,438,240
Chesapeake Potomac Telephone MD,
  8s, 10/15/29                                     1,500         1,574,715
Chesapeake Potomac Telephone MD,
  8.30s, 8/1/31                                    1,975         2,228,254
Chesapeake Potomac Telephone VA,
  8.375s, 10/1/29                                  1,500         1,693,560
Dayton Hudson Medium Term Note,
  9.50s, 6/10/15                                     650           761,046
Dayton Hudson Medium Term Note,
  9.35s, 6/16/20                                   2,590         3,029,653
Eaton Corp., 8s, 8/15/06                           1,000         1,080,260
General Electric Capital Corp.,
  8.625s, 6/15/08                                    330           371,350
General Motors Corp. 8.80s, 3/1/21                 2,000         2,209,940
General Motors Corp. Medium Term Notes,
  9.45s, 11/1/11                                   3,000         3,499,260
Inter American Development Bank,
  8.875s, 6/1/09                                   3,000         3,568,650
Inter American Development Bank,
  8.40s, 9/1/09                                      500           572,010
New England Telephone & Telegraph Co.,
  7.875s, 11/15/29                                   360           386,759
Pitney Bowes Credit Corp., 9.25s, 6/15/08          1,650         1,955,465
Pitney Bowes Credit Corp., 8.55s, 9/15/09            500           563,080
Procter & Gamble Co., 8s, 10/26/29                 4,740         5,133,183
Seagram (Joseph) & Sons, 9.65s, 8/15/18            1,400         1,661,128
Torchmark Corp., 8.25s, 8/15/09                    1,000         1,068,200
TRW Inc., Medium Term Notes,
  9.35s, 6/4/20                                    2,100         2,450,868
                                                              ------------
    TOTAL CORPORATE BONDS
      (IDENTIFIED COST, $39,012,053)                          $ 39,870,613
                                                              ------------


                The accompanying notes are an integral part
                       of the financial statements

--------------------------------------------------------------------------
                       SHORT-TERM OBLIGATIONS - 3.7%
--------------------------------------------------------------------------
                                             FACE AMOUNT
NAME OF COMPANY                             (000 OMITTED)         VALUE
--------------------------------------------------------------------------
CXC Inc., 5.90s, 8/1/95                          $ 2,512      $  2,512,000
Ford Motor Credit Corp., 5.73s, 8/3/95             2,656         2,655,155
Prudential Funding Corp., 5.72s, 8/7/95            4,073         4,069,117
                                                              ------------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                          $  9,236,272
                                                              ------------
    TOTAL INVESTMENTS - 97.8%
      (IDENTIFIED COST, $194,666,197)                         $245,113,040
    OTHER ASSETS, LESS LIABILITIES - 2.2%                        5,504,593
                                                              ------------
    NET ASSETS - 100%                                         $250,617,633
                                                              ============
*Non-income producing security.




                The accompanying notes are an integral part
                       of the financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                          July 31, 1995 (Unaudited)
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $194,666,197)                                                $245,113,040
  Cash                                                                    732
  Receivable for investments sold                                   7,038,930
  Dividends receivable                                                282,648
  Interest receivable                                               1,590,724
  Deferred organization expenses (Note 1D)                             10,316
                                                                 ------------
      Total assets                                               $254,036,390
LIABILITIES:
  Payable for investments purchased                 $ 3,399,943
  Payable to affiliates --
    Trustees' fees                                        5,000
    Custodian fees                                        6,080
  Accrued expenses                                        7,734
                                                    -----------
      Total liabilities                                             3,418,757
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $250,617,633
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $200,170,790
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                               50,446,843
                                                                 ------------
      Total net assets                                           $250,617,633
                                                                 ============



    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
              For the Six Months Ended July 31, 1995 (Unaudited)
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                                 $ 3,224,281
  Dividend income (net of withholding tax expense
    of $45,080)                                                     2,110,095
                                                                  -----------
      Total income                                                $ 5,334,376
  Expenses --
    Investment adviser fee (Note 3)                 $   732,274
    Compensation of Trustees not members of the
      investment adviser's organization (Note 3)          8,222
    Custodian fee (Note 3)                               64,230
    Legal and accounting fees                            28,098
    Amortization of organization expenses (Note 1D)       1,583
    Printing and postage                                    195
    Miscellaneous                                         9,635
                                                    -----------
      Total expenses                                                  844,237
                                                                  -----------
        Net investment income                                     $ 4,490,139
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investment transactions
    (identified cost basis)                         $ 6,529,900
  Change in unrealized appreciation on investments   26,776,299
                                                    -----------
      Net realized and unrealized gain on
        investments                                                33,306,199
                                                                  -----------
        Net increase in net assets resulting from
          operations                                              $37,796,338
                                                                  ===========



    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                JULY 31, 1995     YEAR ENDED
                                                 (UNAUDITED)   JANUARY 31, 1995
                                                -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                        $  4,490,139    $  9,351,946
    Net realized gain on investments
      transactions                                  6,529,900       1,467,119
    Change in unrealized appreciation
      (depreciation) of investments                26,776,299     (20,681,070)
                                                 ------------    ------------
      Net increase (decrease) in net assets
        from operations                          $ 37,796,338    $ (9,862,005)
                                                 ------------    ------------
  Capital transactions --
    Contributions                                $ 15,444,125    $ 29,380,822
    Withdrawals                                   (19,780,325)    (32,695,351)
                                                 ------------    ------------
      Decrease in net assets resulting from
        capital transactions                     $ (4,336,200)   $ (3,314,529)
                                                 ------------    ------------
        Total increase (decrease) in net assets  $ 33,460,138    $(13,176,534)
NET ASSETS:
  At beginning of period                          217,157,495     230,334,029
                                                 ------------    ------------
  At end of period                               $250,617,633    $217,157,495
                                                 ============    ============

------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED         YEAR ENDED JANUARY 31,
                                       JULY 31, 1995    ----------------------
                                        (UNAUDITED)       1995          1994*
                                       -------------    --------       -------
RATIOS (As a percentage
 of average net assets):
  Expenses                                0.73%+          0.70%         0.69%+
  Net investment income                   3.86%+          4.25%         3.69%+
PORTFOLIO TURNOVER                          33%             28%           15%


+ Computed on an annualized basis.
* For the period from the start of business, October 28, 1993, to January 31, 1994.



    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1995
                                  (UNAUDITED)

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Investors Portfolio is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company, which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on October 28, 1993, with the acquisition of Securities and other assets of $221,294,780 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt investments (other than mortgage-backed "pass-through" securities) are valued at prices furnished by a pricing service. Mortgage-backed "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Short-term obligations maturing in 60 days or less, are valued at amortized cost, which approximates value. All other investments are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt investments when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

C. FEDERAL TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. SECURITY TRANSACTIONS -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis.

F. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to July 31, 1995 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, necessary for the fair presentation of the financial statements.

-------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $52,026,619 and $56,437,373, respectively. Purchases and sales of U.S. Government securities aggregated $23,027,692 and $27,779,172, respectively.

-------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the six months ended July 31, 1995, the fee was equivalent to 0.625% (annualized) of the Portfolio's average net assets for such period and amounted to $732,274. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended July 31, 1995, no significant amounts have been deferred.

-------------------------------------------------------------------------------
(4) LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

-------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/(depreciation) in the value of investments owned at July 31, 1995, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                             $194,661,083
                                                                 ============
      Gross unrealized appreciation                              $ 52,115,265
      Gross unrealized depreciation                                 1,648,422
                                                                 ------------
        Net unrealized appreciation                              $ 50,446,843
                                                                 ============

                            INVESTMENT MANAGEMENT
EV MARATHON             OFFICERS                             TRUSTEES
INVESTORS FUND          JAMES B. HAWKES                      LANDON T. CLAY
24 Federal Street       President, Trustee                   Chairman, Eaton
Boston, MA 02110        CLIFFORD H. KRAUSS                   Vance Management
                        Vice President                       DONALD R. DWIGHT
                        JAMES L. O'CONNOR                    President, Dwight Partners, Inc.
                        Treasurer                            Chairman, Newspapers of
                        THOMAS OTIS                          New England, Inc.
                        Secretary                            SAMUEL L. HAYES, III
                                                             Jacob H. Schiff Professor of
                                                             Investment Banking, Harvard
                                                             University Graduate School of
                                                             Business Administration
                                                             NORTON H. REAMER
                                                             President and Director,
                                                             United Asset Management
                                                             Corporation
                                                             JOHN L. THORNDIKE
                                                             Director, Fiduciary Company
                                                             Incorporated
                                                             JACK L. TREYNOR
                                                             Investment Adviser and
                                                             Consultant
                        ---------------------------------------------------------------------------
INVESTORS PORTFOLIO     OFFICERS                             TRUSTEES
24 Federal Street       M. DOZIER GARDNER                    DONALD R. DWIGHT
Boston, MA 02110        President, Trustee                   President, Dwight Partners, Inc.
                        THOMAS E. FAUST, JR.                 Chairman, Newspapers of
                        Vice President and                   New England, Inc.
                        Portfolio Manager                    SAMUEL L. HAYES, III
                        JAMES B. HAWKES                      Jacob H. Schiff Professor of
                        Vice President, Trustee              Investment Banking, Harvard
                        JAMES L. O'CONNOR                    University Graduate School of
                        Treasurer                            Business Administration
                        THOMAS OTIS                          NORTON H. REAMER
                        Secretary                            President United Asset
                                                             Management Corporation
                                                             JOHN L. THORNDIKE
                                                             Director, Fiduciary Company
                                                             Incorporated
                                                             JACK L. TREYNOR
                                                             Investment Adviser and
                                                             Consultant

INVESTMENT ADVISER OF
INVESTORS PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON INVESTORS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AND DIVIDEND
DISBURSING AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON INVESTORS FUND
24 FEDERAL STREET
BOSTON, MA 02110

                         M-IFSRC


[LOGO]

EV MARATHON
INVESTORS
FUND

SEMI-ANNUAL
SHAREHOLDER REPORT
JULY 31, 1995